UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 10, 2012

Tyco Flow Control International Ltd.

(Exact name of registrant as specified in its charter)

Switzerland	001-13836	98-1050812
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Freier Platz 10

CH-8200 Schaffhausen, Switzerland

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: 41-52-633-02-44

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Event.

On September 10, 2012, Tyco Flow Control International Ltd. (the “Company”) issued a press release announcing the pricing of an offering of senior notes of Tyco Flow Control International Finance S.A. (“FIFSA”). FIFSA is expected to become a wholly-owned subsidiary of the Company in connection with the spin-off of the Company from Tyco International Ltd. A copy of the press release is furnished as Exhibit 99.1 to this current report and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) List of Exhibits

Exhibit No.	Description

99.1	Tyco International Ltd. Press Release, dated September 10, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TYCO FLOW CONTROL INTERNATIONAL LTD.
(Registrant)

	By:	/s/ John S. Jenkins
John S. Jenkins, Jr.
Director
Date: September 10, 2012

Exhibit Index

Exhibit No.	Description

99.1	Tyco International Ltd. Press Release, dated September 10, 2012.